Supplement
dated September 8, 1999
to the TIAA Separate Account VA-1 Semi-Annual Report for the Stock Index Account, dated June 30, 1999

The footnote (x) to the Centura Banks, Inc. holding, in the Depository Institutions industry (on page 14), is incorrect. Please disregard it.